Exhibit 10.26

AMENDMENT TO LICENSE AGREEMENT

This amendment is entered into affective as of August 2, 2000 between the President and Fellows of Harvard College (hereinafter HARVARD) having offices at 25 Shattuck Street, Suite 414, Boston, MA 02115 and AVANT Immunotherapeutics, Inc. (hereinafter LICENSEE) having offices at 119 Fourth Avenue, Needham, Massachusetts 02494.

WHEREAS HARVARD and Virus Research Institute (“VRI”) entered into a license agreement effective as of May 1, 1992, and amended as of April 30, 1993, with respect to certain patents and technology directed to cholerae and salmonella (the “License Agreement”); and

WHEREAS licensee has succeeded to VRI’s rights and obligations under the License Agreement; and

WHEREAS the Parties desire to amend the License Agreement.

NOW THEREFORE, in consideration of the foregoing premises, and the mutual promises and other good and valuable consideration, the parties agree as follows:

1.                                       Section 6.3 of the License Agreement shall be amended by adding the following sentence at the end of such section:

In the event such surrendered PATENT RIGHTS are subject to a sublicense granted by LICENSEE, LICENSEE shall assign LICENSEE’S interest therein upon termination of the Agreement, subject to HARVARD’S consent, which shall not be unreasonably withheld or delayed. In the event HARVARD shall reject such assignment, the sublicense shall be terminated.

2.                                       Section 8.4 of the License Agreement is deleted in its entirety and replaced with the following:

Any sublicenses granted by LICENSEE under this Agreement shall provide (i) that LICENSEE shall assign LICENSEE’S interest therein upon termination of the Agreement, subject to HARVARD’S consent, which shall not be unreasonably withheld or delayed, and (ii) that, in the event HARVARD shall reject such assignment, the sublicense shall be terminated.

3.                                       Except as modified herein, the License Agreement and the terms, conditions and obligations thereof remain in full force and effect as originally written.

PRESIDENT AND FELLOWS OF HARVARD COLLEGE			AVANT IMMUNOTHERAPEUTICS, INC.

By:	/s/ Jeffrey Labovitz		By:	/s/ Fritz Casselman
	Name:	Jeffrey Labovitz, Ph.D.		Name:	Fritz Casselman
	Title :	Director, Office of Technology Licensing & Industry Sponsored Research		Title:	Senior Vice President, Strategy and Corporate Development
	Date:	8/29/2000		Date:	8/24/2000